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                                                                EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-42629 of Chastain Capital Corporation of our report dated February 26, 1998, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP

Atlanta, Georgia
April 16, 1998